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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-75736, 333-52644, 333-48260, 333-30088 and
333-88811) and Form S-3 (No. 333-83491) of TIBCO Software Inc. of our report dated January 25, 2002, relating to the financial statements, which appears in this Form 10-K.

/s/  PRICEWATERHOUSECOOPERS LLP

San Jose, California
January 29, 2002